                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Costa Mesa, State of California, on the 1st day of September, 1995.

                                          Ceradyne, Inc.

                                                 /s/ Joel P. Moskowitz
                                          By: _________________________________
                                                     Joel P. Moskowitz
                                             Chairman, Chief Executive Officer
                                                       and President

                               POWER OF ATTORNEY

  We, the undersigned directors and officers of Ceradyne, Inc., do hereby constitute and appoint Joel P. Moskowitz and James F. Gardner, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign any and all amendments (including post-effective amendments) to this Registration Statement, or any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and we do hereby ratify and confirm all that the said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

    /s/   Joel P. Moskowitz          Chairman, Chief Executive     September 1, 1995
____________________________________ Officer, President and
         Joel P. Moskowitz           Director (Principal
                                     executive officer)

      /s/ James F. Gardner           Vice President, Finance and   September 1, 1995
____________________________________ Chief Financial Officer
          James F. Gardner           (Principal financial and
                                     accounting officer)

  /s/  Leonard M. Allenstein         Director                      September 1, 1995
____________________________________
       Leonard M. Allenstein

  /s/   Richard A. Alliegro          Director                      September 1, 1995
____________________________________
        Richard A. Alliegro

                                     Director                      September  , 1995
____________________________________
          Frank Edelstein

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